Exhibit 99.2

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                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

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RECEIVABLES

Beginning of the Month Principal Receivables:                            $ 2,642,515,677.67
Beginning of the Month Finance Charge Receivables:                       $   125,027,951.06
Beginning of the Month Discounted Receivables:                           $             0.00
Beginning of the Month Total Receivables:                                $ 2,767,543,628.73


Removed Principal Receivables:                                           $             0.00
Removed Finance Charge Receivables:                                      $             0.00
Removed Total Receivables:                                               $             0.00


Additional Principal Receivables:                                        $             0.00
Additional Finance Charge Receivables:                                   $             0.00
Additional Total Receivables:                                            $             0.00


Discounted Receivables Generated this Period:                            $             0.00


End of the Month Principal Receivables:                                  $ 2,586,368,062.66
End of the Month Finance Charge Receivables:                             $   122,607,153.01
End of the Month Discounted Receivables:                                 $             0.00
End of the Month Total Receivables:                                      $ 2,708,975,215.67


Special Funding Account Balance                                          $             0.00
Aggregate Invested Amount (all Master Trust Series)                      $ 2,300,000,000.00
End of the Month Transferor Amount                                       $   286,368,062.66
End of the Month Transferor Percentage                                               11.07%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                              RECEIVABLES


       30-59 Days Delinquent                                             $    60,956,641.78
       60-89 Days Delinquent                                             $    43,310,220.02
       90+ Days Delinquent                                               $    96,555,073.18

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
       Total 30+ Days Delinquent                                         $   200,821,934.98
       Delinquent Percentage                                                          7.41%

Defaulted Accounts During the Month                                      $    19,747,856.25
Annualized Default Percentage                                                         8.97%

Principal Collections                                                        353,804,386.57
Principal Payment Rate                                                               13.39%

Total Payment Rate                                                                   14.36%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                   $   368,000,000.00
       Class B Initial Invested Amount                                   $    32,000,000.00

INITIAL INVESTED AMOUNT                                                  $   400,000,000.00

       Class A Invested Amount                                           $   368,000,000.00
       Class B Invested Amount                                           $    32,000,000.00

INVESTED AMOUNT                                                          $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                       15.14%
PRINCIPAL ALLOCATION PERCENTAGE                                                      15.14%


MONTHLY SERVICING FEE                                                    $       500,000.00

INVESTOR DEFAULT AMOUNT                                                  $     2,989,252.75


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                          92.00%

       Class A Finance Charge Collections                                $     6,530,215.76
       Other Amounts                                                     $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                            $     6,530,215.76

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       Class A Monthly Interest                                          $     1,818,686.67
       Class A Servicing Fee                                             $       460,000.00
       Class A Investor Default Amount                                   $     2,750,112.53

TOTAL CLASS A EXCESS SPREAD                                              $     1,501,416.56


REQUIRED AMOUNT                                                          $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                           8.00%

       Class B Finance Charge Collections                                $       567,844.86
       Other Amounts                                                     $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                            $       567,844.86


       Class B Monthly Interest                                          $       160,982.22
       Class B Servicing Fee                                             $        40,000.00

TOTAL CLASS B EXCESS SPREAD                                              $       366,862.64



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                      $     1,868,279.20


       Excess Spread Applied to Required Amount                          $             0.00

       Excess Spread Applied to Class A Investor                         $             0.00
       Charge Offs

       Excess Spread Applied to Class B Items                            $       239,140.22

       Excess Spread Applied to Class B Investor                         $             0.00
       Charge Offs

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
       Excess Spread Applied to Monthly Cash                             $        26,561.60
       Collateral Fee

       Excess Spread Applied to Cash Collateral                          $             0.00
       Account

       Excess Spread Applied to other amounts owed                       $     1,602,577.38
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                              $             0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                        $       145,515.42


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                           $       105,778.82
SERIES 1995-A

       Excess Finance Charge Collections Applied to                      $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to                      $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                      $             0.00
       Class B Items

       Excess Finance Charge Collections Applied to                      $             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                      $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                      $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                      $       105,778.82
       other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --


       Base Rate (Current Month)                                                      8.14%
       Base Rate (Prior Month)                                                        8.05%
       Base Rate (Two Months Ago)                                                     8.72%

THREE MONTH AVERAGE BASE RATE                                                         8.30%

       Portfolio Yield (Current Month)                                               12.33%
       Portfolio Yield (Prior Month)                                                 11.84%
       Portfolio Yield (Two Months Ago)                                              13.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                  12.55%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                         92.00%

       Class A Principal Collections                                     $    49,271,265.90

CLASS B PRINCIPAL PERCENTAGE                                                          8.00%

       Class B Principal Collections                                     $     4,284,457.89

TOTAL PRINCIPAL COLLECTIONS                                              $    53,555,723.79


REALLOCATED PRINCIPAL COLLECTIONS                                        $             0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                        $             0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                                    $             0.00
       Deficit Controlled Amortization Amount                            $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                           $             0.00
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
CLASS B AMORTIZATION --

       Controlled Amortization Amount                                    $             0.00
       Deficit Controlled Amortization Amount                            $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                           $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                      $    53,555,723.79
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                             $             0.00

CLASS B INVESTOR CHARGE OFFS                                             $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                  $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                  $             0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                   $    52,000,000.00
       Available Cash Collateral Amount                                  $    52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                                $             0.00
       Class B Interest Rate Cap Payments                                $             0.00


TOTAL DRAW AMOUNT                                                        $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                          $             0.00

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                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie H. Klein
                                     -----------------------------------
                                         Tracie H. Klein
                                         First Vice President